UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2017

COMMUNITY HEALTH SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15925	13-3893191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard Franklin, Tennessee 37067
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

Item 8.01. Other Events.

On March 2, 2017, Community Health Systems, Inc. (the “Company”) issued a press release announcing that its wholly-owned subsidiary, CHS/Community Health Systems, Inc. (the “Issuer”), has commenced a cash tender offer for any and all of its outstanding 5.125% Senior Secured Notes due 2018 on the terms and subject to the conditions set forth in the Issuer’s Offer to Purchase dated March 2, 2017 and the accompanying Letter of Transmittal dated March 2, 2017

A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1 Community Health Systems, Inc. Press Release dated March 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2017	Community Health Systems, Inc. (Registrant)

	By:	/s/ W. Larry Cash
W. Larry Cash President of Financial Services, Chief Financial Officer and Director

Exhibit Index

Exhibit No.	Description

99.1	Community Health Systems, Inc. Press Release dated March 2, 2017.